Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS
At fair value	$ 1,204,757	$ 982,894
Total investments	1,204,757	982,894
Contributions - employer	22,251	17,554
Contributions - Participants	290	0
Notes receivable from Participants	13,216	10,289
Accrued interest and dividends	263	250
Total receivables	36,020	28,093
Total assets	1,240,777	1,010,987
LIABILITIES
Accrued administrative expenses	488	280
Total liabilities	488	280
Net assets available for benefits	$ 1,240,289	$ 1,010,707